Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Michael E. Healy, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          The Annual Report on Form 10-K/A of ShoreTel, Inc. for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

          The information contained in such Annual Report on Form 10-K/A fairly presents in all material respects, the financial condition and results of operations of ShoreTel, Inc.

Dated: November 5, 2009	By:	/s/ MICHAEL E. HEALY

	Name:	Michael E. Healy
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)